                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 22, 1996



                              PUROFLOW INCORPORATED
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                                            13-1947195
- -----------------------------                        ------------------------------------
(State or other jurisdiction of incorporation)        (I.R.S. Employer Identification No.)


                                          0-5622
                                 -----------------------
                                 (Commission File Number)



   16559 Saticoy Street, Van Nuys, California               91406
- -----------------------------------------------     --------------------------
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (818) 756-1388



- -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1     None

Item 2     None

Item 3     None

Item 4     None

Item 5 The Receivership Estate was terminated by order of the Court and control of the Registrant returned to the Board of Directors and Management as of August 22, 1996.

Item 6    None

Item 7    None

Item 8    None

          EXHIBIT A

          Order of Superior Court of State of California, County of Los Angeles terminating Receivership Estate on August 22, 1996.


                                    SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                   PUROFLOW INCORPORATED
                                        Registrant


                                   By:  /s/ MICHAEL H. FIGOFF
                                       -----------------------------
                                       Michael H. Figoff
                                       President/CEO


Dated: August 23, 1996